UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2014

Move, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26659	95-4438337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Almaden Boulevard, Suite 800

San Jose, California 95113

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (408) 558-7100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on September 30, 2014, Move, Inc., a Delaware corporation (the “Company”), News Corporation, a Delaware corporation (“Parent”), and Magpie Merger Sub, Inc., a Delaware corporation and a wholly owned indirect subsidiary of Parent (“Purchaser”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser offered to purchase all the issued and outstanding shares of the Company’s Common Stock, $0.001 par value per share (the “Shares”), for a purchase price of $21.00 per Share in cash, without interest, subject to any required withholding of taxes, if any (the “Offer Price”), upon the terms and conditions set forth in the offer to purchase dated October 15, 2014, and in the related letter of transmittal.

Upon the expiration of the offering period of the Offer at 12:00 midnight, New York City time, on November 13, 2014, 34,299,586 Shares (not including 4,654,727 Shares tendered pursuant to notices of guaranteed delivery for which Shares have not yet been delivered in settlement or satisfaction of such guarantee) had been validly tendered and not validly withdrawn pursuant to the Offer. The validly tendered Shares, together with the Shares then owned by Parent and its subsidiaries, represent approximately 83.1% of the issued and outstanding Shares. The number of Shares tendered into the Offer satisfied the Minimum Condition as of the expiration of the Offer. All conditions to the Offer have been satisfied.

Pursuant to the terms and conditions of the Merger Agreement, Purchaser was merged with and into the Company (the “Merger”) on November 14, 2014, pursuant to the procedure provided for under Section 251(h) of the Delaware General Corporation Law, as amended (the “DGCL”) without any stockholder approvals. At the effective time of the Merger (the “Effective Time”), each outstanding Share not tendered in the Offer (other than Shares owned by Parent, Purchaser, any wholly-owned subsidiary of Parent or any wholly-owned subsidiary of the Company, Shares held in the treasury of the Company or any of its subsidiaries, and Shares held by stockholders who are entitled to demand and are properly demanding appraisal rights pursuant to, and who are complying in all respects with, the provisions of Section 262 of the DGCL) was converted into the right to receive, without interest thereon and less any required withholding taxes, an amount equal to the Offer Price.

Following the consummation of the Merger, the Company continued as the surviving corporation and became a wholly owned subsidiary of Parent.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was included as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 30, 2014, and which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 14, 2014, in connection with the Merger, the Company notified the NASDAQ Global Select Market (the “Nasdaq”) of its intent to remove its Common Stock from listing on the Nasdaq and requested the Nasdaq file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Shares. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in Item 2.01 above of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

Purchaser funded the total payments required to complete the Offer and the Merger with cash on hand.

The information set forth in Items 2.01 and 3.01 above and Item 5.01 below of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

As a result of the completion of the Offer, a change of control of the Company occurred. Upon the consummation of the Merger, the Company became a wholly-owned subsidiary of Parent.

To the knowledge of the Company, except as set forth herein, there are no arrangements, including any pledge by any person of securities of the Company or Parent, the operation of which may at a subsequent date result in a further change in control of the Company.

The information set forth in Items 2.01, 3.01 and 3.03 above and Items 5.02 and 5.03 below of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement and effective as of the Effective Time, Joe F. Hanauer, Steven H. Berkowitz, Jennifer Dulski, Kenneth K. Klein, V. Paul Unruh, Catherine B. Whatley, Bruce G. Willison and Cheryl Ainoa resigned as members of the Company’s Board of Directors and Robert J. Thomson and Bedi A. Singh, the directors of Purchaser immediately prior to the Effective Time, became the directors of the Company.

In addition, in accordance with the terms of the Merger Agreement and effective as of the Effective Time, all of the executive officers of the Company were removed from their respective positions and Robert J. Thomson, Bedi A. Singh and Gerson Zweifach, the officers of Purchaser immediately prior to the Effective Time, became the Chief Executive Officer, Chief Financial Officer and Senior Executive Vice President, General Counsel and Secretary respectively, of the Company.

Information about Messrs. Thomson, Singh and Zweifach is contained in the Offer to Purchase, filed as Exhibit (A)(1)(a) to the Tender Offer Statement on Schedule TO originally filed by Parent and Purchaser with the SEC on October 15, 2014, which information is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, the Company’s certificate of incorporation and bylaws were amended and restated in their entirety, effective as of the Effective Time. Copies of the Company’s amended and restated certificate of incorporation and amended and restated bylaws are included as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01	Other Events.

On November 14, 2014, Parent issued a press release announcing the expiration and results of the Offer and the consummation of the Merger, which is filed as Exhibit (a)(1)(H) to Amendment No. 4 to the Schedule TO filed by Parent on November 14, 2014 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document

2.1	Agreement and Plan of Merger, dated as of September 30, 2014, by and among Parent, Purchaser and the Company (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on September 30, 2014).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

20.1	Tender Offer Statement on Schedule TO of Parent and Purchaser (incorporated by reference to Exhibit (a)(1)(A) to Schedule TO filed by Parent and Purchaser on October 15, 2014).

99.1	Press Release of Parent, dated November 14, 2014 (incorporated by reference to Exhibit (a)(1)(H) to Amendment No. 4 to the Schedule TO filed by Parent on November 14, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVE, INC. (REGISTRANT)

Date: November 14, 2014	By:	/s/ Robert J. Thomson
Robert J. Thomson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 30, 2014, by and among Parent, Purchaser and the Company (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on September 30, 2014).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

20.1	Tender Offer Statement on Schedule TO of Parent and Purchaser (incorporated by reference to Exhibit (a)(1)(A) to Schedule TO filed by Parent and Purchaser on October 15, 2014).

99.1	Press Release of Parent, dated November 14, 2014 (incorporated by reference to Exhibit (a)(1)(H) to Amendment No. 4 to the Schedule TO filed by Parent on November 14, 2014).